UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 26, 2007

Exide Technologies
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13000 Deerfield Parkway, Building 200, Alpharetta, Georgia		30004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(678) 566-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 26, 2007, Exide Technologies and Gordon Ulsh executed amendments to Mr. Ulsh's employment agreement (the "Amended and Restated Employment Agreement"). The Amended and Restated Employment Agreement addresses provisions of Section 409A of the Internal Revenue Code of 1986 and reduces the notice period for non-renewal to 30 days from 90 days, in order to provide additional time for the Company and Mr. Ulsh to negotiate modifications to the terms of the Amended and Restated Employment Agreement prior to the April 2, 2008 renewal.

The foregoing summary is qualified in its entirety to the Amended and Restated Employment Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

10.1 Amended and Restated Employment Agreement of Gordon A. Ulsh

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

December 28, 2007	By:	Barbara A. Hatcher

Name: Barbara A. Hatcher
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement of Gordon A. Ulsh